Corporate Presentation | May 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk.

Clearside Biomedical Overview Dedicated to developing treatments that restore and preserve vision for people with serious eye diseases Novel, therapeutic platform combines patented suprachoroidal space injection technology with a proprietary drug formulation Validating platform with first potential FDA approval with October 2019 PDUFA date, for eye disease that currently has no approved therapies XIPERE™ (triamcinolone acetonide ophthalmic suspension) for Suprachoroidal Injection is an investigational product under FDA review.

Therapeutics: Small Molecules Biologics Gene Therapy Proprietary Approach to Treating Eye Diseases Clearside Suprachoroidal Space Injection Platform Suprachoroidal Space (SCS) Device: SCS Microinjector™

Exclusive and Proprietary Access to the Back of the Eye

Differences in Procedures to Reach the Back of the Eye Suprachoroidal Space (SCS) Injection Fluid flows instantaneously and posteriorly Consistent suprachoroidal injection procedure Fluid with drug is absorbed into the choroid, retina, and retinal pigment epithelium (RPE) Intravitreal Injection Broad diffusion to all areas of the eye including the anterior chamber and lens Highly variable drug diffusion across the sclera into the eye Periocular Injection Subretinal Injection Invasive surgery with variable results

Novel Treatment Opportunities Via the Suprachoroidal Space (SCS) References: 1. Rai UDJ, Young SA, Thrimawithana TR, et al. The suprachoroidal pathway: a new drug delivery route to the back of the eye. Drug Discov Today. 2015;20(4):491-495. 3. Moisseiev E, Loewenstein A, Yiu G. The suprachoroidal space: from potential space to a space with potential. Clin Ophthalmol. 2016;10:173-178. 2. Chiang B, Jung JH, Prausnitz MR. The suprachoroidal space as a route of administration to the posterior segment of the eye. Adv Drug Deliv Rev. 2018;126:58-66. TARGETED The back of the eye is the location of many irreversible and debilitating visual impairments1 EXPANDABLE The suprachoroidal space can extend in a volume-dependent manner, diffusing fluid into the back of the eye, then naturally return to its original thickness BIOAVAILABLE Fluid spreads circumferentially and posteriorly when injected within the suprachoroidal space, bathing the choroid and adjacent areas with drug2 COMPARTMENTALIZED Drug is compartmentalized in the suprachoroidal space, which helps keep it away from non-diseased tissues2

Strong Intellectual Property Coverage of SCS Platform

15 U.S. Patents Total Expiring between 2027 - 2035

	Count	Description
DEVICE PATENTS	2	Methods using loss-of-resistance technology
	3	Apparatus using loss-of-resistance technology
	3	Apparatus having / methods using an adjustable puncture member
DRUG PATENTS	1	Administration of any anti-inflammatory drug to the suprachoroidal space by microinjection
	3	Administration of any drug to the suprachoroidal space by microinjection
	1	Administration of any drug to the eye by inserting a microinjector into the sclera
DISEASE PATENTS	2	Methods of treating macular edema or uveitis

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CLEARSIDE BIOMEDICAL

INDICATION STUDY DRUG CURRENT STATUS Uveitis (macular edema associated with uveitis) XIPERE™ (triamcinolone acetonide ophthalmic suspension) for Suprachoroidal Injection DME (diabetic macular edema) XIPERE™ Wet AMD Undisclosed DME Undisclosed Inherited Retinal Diseases Gene Therapy Pipeline of SCS Treatments with Broad Applicability PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA

The Opportunity No approved treatment for macular edema associated with uveitis All anatomic locations of uveitis included in Clearside clinical trials ~50% of patients continue to have macular edema, even after a course of treatment for non-infectious uveitis Macular Edema Associated with Uveitis Primary Need An approved therapy that targets vision impairment due to the underlying macular edema associated with all uveitis Primary Need Macular edema is the leading cause of vision loss in patients with non-infectious uveitis Source: Durrani, 2004

Market Size and Current Treatment Paradigm for Uveitis 350,000 patients US uveitis patients ~115,500 patients 33-47% macular edema 210,000 eyes 82% disease in both eyes Corticosteroid Drops CURRENT TREATMENTS Intravitreal triamcinolone acetonide (TA) LOCAL INJECTIONS TOPICAL Sub-tenon TA Sustained release steroids Oral corticosteroids SYSTEMIC Immuno-suppressives Biologics Sources: 1) Target Ophthalmologist ATU, May 2018; 2) Lardenoye, C. et al. Ophthalmology 113.8 (2006): 1446-1449.

Pivotal Phase 3 PEACHTREE trial met its primary endpoint NDA submitted in Q4 2018 with October 19, 2019 PDUFA date If approved, XIPERE would be the first therapy for this indication If approved, commercial launch for XIPERE anticipated in Q1 2020 Novel Approach to Targeting Uveitic Macular Edema XIPERE™ (triamcinolone acetonide ophthalmic suspension) for Suprachoroidal Injection is an investigational product under FDA review.

Concentration (ng/g) Time, days Designed to Improve Ocular Distribution of Triamcinolone Acetonide (TA) The anterior segment is relatively spared following suprachoroidal dosing when compared to intravitreal dosing Over 10X the amount of TA remaining in the choroid and RPE following suprachoroidal administration compared to intravitreal injection Concentration (ng/mL) Time, days Concentration (ng/mL) Time, days Based on non-clinical studies

PEACHTREE: Pivotal Phase 3 Clinical Trial for Macular Edema Associated with Non-Infectious Uveitis (NIU) 3:2 randomization of XIPERE vs. sham injection; 160 subjects total Primary endpoint at 6 months; proportion of patients gaining three lines of vision compared to sham CONTROL Week-2 Day 0 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Screening (2 weeks) Active Arm: XIPERE Control Arm: Control injection procedure Randomization Phase (6 months) Enrollment XIPERE XIPERE CONTROL Two-arm, randomized, controlled, double-masked, multi-center trial at ~60 clinical sites

46.9% (n=45) 15.6% (n=10) % patients gaining ≥15 ETDRS letters in BCVA from baseline Proportion of patients in each arm gaining ≥ 15 ETDRS letters in BCVA from baseline at Week 24 p<0.001 N=96 N=64 PEACHTREE Met Its Primary Endpoint ETDRS = Early Treatment Diabetic Retinopathy Study | BCVA = Best Corrected Visual Acuity

Mean change from baseline at week 24 in central retinal thickness (microns) 480.9 µm: active arm; 525.4 µm: control arm p<0.001 Baseline retinal thickness (microns) N=96 N=64 Intention-to-treat (ITT) PEACHTREE Met Its Secondary Endpoint Mean Change from Baseline in CST at Week 24 in Microns Source: Phase 3 PEACHTREE data. | CST = Central Subfield Thickness

Baseline ETDRS letters read 54.7: active arm; 53.5: control arm Mean change at each visit from baseline in BCVA in ETDRS letters read p<0.001 Vision Gained Rapidly and Sustained Through Week 24 Mean Change in BCVA in ETDRS Letters by Visit Source: Phase 3 PEACHTREE data BCVA = Best Corrected Visual Acuity | ETDRS = Early Treatment Diabetic Retinopathy Study

% patients with scores of zero at week 24 Resolution of each of these three signs of inflammation on the SUN* scales is clinically and statistically significant In subjects with scores of 2 or greater in vitreous haze, 40.9% experienced resolution in the active arm, compared to 0% of subjects in the control arm Resolved Inflammation in ~70% of Patients in PEACHTREE *SUN = Standardization of Uveitis Nomenclature

IOP lowering medications were initiated in 7.3% and 9.4% subjects in the XIPERE and control arms respectively Favorable Intraocular Pressure (IOP) Profile Compared to Patients Rescued with Local Corticosteroids AE = adverse event “Elevated IOP” includes (a) increased IOP, (b) ocular hypertension, and (c) glaucoma N=11/96 N=10/64 Percent Subjects IOP AE Rates Among All 160 Subjects IOP AE Rates Among 64 Control Subjects N=10/38 Percent Subjects (N=18) (N=8) (N=38)

Percentage of Cataract Adverse Events (AEs) Were Balanced Between Arms Percentage of cataract AEs Mar-2018 | NIU program | P3, PEACHTREE, trial | Topline data

To be eligible for MAGNOLIA, subjects must have completed PEACHTREE and NOT have received rescue medication Primary Endpoint: Time to rescue therapy relative to Day 0 of PEACHTREE MAGNOLIA: Prospective, Non-interventional, Masked, Observational 24 week Extension Trial Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week 30 Week 36 Week 42 Week 48 24-week PEACHTREE primary endpoint Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 MAGNOLIA Suprachoroidal CLS-TA Suprachoroidal CLS-TA Sham Sham Week 24 PEACHTREE 48-week MAGNOLIA exit visit N=96 N=64 N=28 Rescue criteria: Loss of 10 letters from either of prior 2 visits CST > 320 μm ↑ CST of 100 μm or 20% (whichever is lower) from either of prior 2 visits Investigator discretion

Efficacy 50% of patients did not receive additional medication through week 48 Results were durable for 36 weeks after last injection of XIPERE Suprachoroidally injected XIPERE significantly improved vision (~12 letters) and macular edema (~170 microns) Safety There were no Serious AEs related to study medication Elevations in IOP were consistent with those seen in the PEACHTREE trial and were low Magnolia Extension Study Demonstrates Positive Efficacy and Durability Results CLS-TA injection #1 CLS-TA injection #2 PEACHTREE MAGNOLIA

XIPERE Launch Preparations PHYSICIANS Education materials Injection training Patient access support PATIENTS Education materials Reimbursement support services PAYERS Proactive education on uveitic macular edema as an unmet need

Physicians Recognize the Unmet Need and Over 90% Had a Favorable Reaction to the XIPERE Profile Source: Target Ophthalmologist ATU, May 2018

Payers Believe XIPERE Helps Fill the Unmet Need in Uveitic Macular Edema Payers View of UME as Unmet Need Payer Reaction to XIPERE Profile 25 Sources: Target Ophthalmologist ATU, May 2018. | Payer Research, Precision for Medicine, Aug 2018. | N=10 Medical Directors, encompassing 114M covered lives

Broad Applicability of SCS Injection Platform Small Molecules Biologics Gene Therapy 26

Clearside Opportunities to Leverage SCS Injection Platform Suprachoroidal Space (SCS) Injection Platform 27 Uveitic Macular Edema NDA Submitted October 19, 2019 PDUFA Date Globalization & Label Expansion Non-infectious Uveitis DME monotherapy Platform Expansion Gene Therapy Platform Expansion Small Molecules Biologics XIPERE™ (triamcinolone acetonide ophthalmic suspension) for Suprachoroidal Injection is an investigational product under FDA review.

The Opportunity Real world data demonstrates patients missing out on visual gains Patients have variable response to anti-VEGF treatment High burden for DME patients leading to poor compliance Potential Label Expansion: Diabetic Macular Edema (DME) 28 Primary Need Improved resolution of edema and lower burden of care for diabetic patients Sources: Protocol I – Bressler | Vestrum | Ciulla AAO 2018 https://doi.org/10.1016/j.oret.2018.06.004

Market Size and Current Treatment Paradigm for DME 8.3M patients Diabetic Retinopathy patients in U.S. 1.1M patients DME patients 29 Anti-VEGF Sustained release steroid Intravitreal Triamcinolone Acetonide 1 2 3 2nd Line treatment 1st Line treatment CURRENT TREATMENTS

Treatment Burden and Patient Compliance Create Need For Options

Real world data demonstrates patients missing out on visual gains

- DME subjects receive 3-7 anti-VEGF injections and gain ~5 letters in vision
- Phase 3 trials demonstrate that compliant subjects have the potential to gain ~10 to 12 letters*

XIPERE has the potential to maintain visual gains on a quarterly dosing regimen

- Current anti-VEGFs require retreatment every 4 to 8 weeks
- Subjects gained approximately 10 letters and were maintained for 12 weeks with XIPERE + intravitreal Eylea in TYBEE

Future plans to advance clinical development of XIPERE for DME

- Target monotherapy in a therapeutic rotation with anti-VEGF
- Consult with FDA on potential path to approval

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*Lucentis PI, 2018; Eylea PI, 2018 | Holekamp AJO July 2018 | Ciulla AAO 2018 https://doi.org/10.1016/j.oret.2018.06.004

CLEARSIDE BIOMEDICAL

The Opportunity Current intravitreal treatments have diffuse distribution Protection of off-target tissues Migration of small molecules into the anterior chamber Limited duration of action Potential Platform Expansion: Small Molecules and Biologics 31 Primary Need Targeted delivery to retina with prolonged durability to enhance efficacy and relieve treatment burden respectively

Potential Platform Expansion: Small Molecules SCS Platform May Offer Unique Distribution and Better Duration 32 High drug levels achieved in retina and choroid-RPE-sclera Concentration presented as mean + SEM Based on non-clinical data

Opportunity Avoid risks of vitrectomy (surgery) Avoid risks of retinotomy, subretinal injection, and macular detachment Potential for broader retinal coverage Enhance patient access Convert gene therapy into an office-based procedure Potential Platform Expansion: Ocular Gene Therapy 33 Primary Need Text here text here Primary Need Targeted delivery of ocular gene therapies in safe, effective, repeatable, and less invasive manner

Experienced Leadership Team



George Lasezkay
Pharm.D., J.D. | Interim CEO and Director

30 years experience
Allergan, Acucela, Novagali, Amakem, RetroSense



Thomas Ciulla
M.D., MBA | Chief Medical Officer

27 years experience
Spark Therapeutics, Ophthotech, Indiana University School of Medicine



Charles Deignan
Chief Financial Officer

27 years experience
AtheroGenics, AAIPharma, Schering-Plough



Brion Raymond
Chief Commercial Officer

17 years experience
Genentech, Carl Zeiss, Meditec, Xoma



Leslie Zacks
General Counsel & Chief Compliance Officer

24 years experience
Arbor, Shionogi

Clearside Team Ophthalmic Experience

Alcon | Allergan | CIBA VISION | Genentech
MERCK | NOVARTIS | Spark Therapeutics

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CLEARSIDE BIOMEDICAL

Financial Summary March 31, 2019         Cash, cash equivalents and short-term investments $34,938 Total assets   37,534 Long-term debt (including current portion) 10,036 Total liabilities 21,443 Total stockholders’ equity 16,091 Common shares outstanding (as of May 6, 2019) 37,595,551   ($000’s except share count) 35

Clearside Biomedical: Five Key Investment Themes Large and growing retinal market opportunity Patented technology and delivery approach Proprietary access to the suprachoroidal space Upcoming PDUFA date in Oct. 2019 for XIPERE Partnering to monetize and expand use of SCS platform 36